Commitments and Contingencies (Notes)	12 Months Ended
Dec. 31, 2018
Disclosure of notes and other explanatory information [Abstract]
Disclosure of commitments and contingent liabilities [text block]

29. CONTINGENCIES
The following is a summary of the contingent matters and obligations relating to the Company as at December 31, 2018.

a.	General
The Company is subject to various investigations, claims and legal and tax proceedings covering matters that arise in the ordinary course of business activities. Each of these matters is subject to various uncertainties and it is possible that some of these matters may be resolved unfavorably to the Company. Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company. In the opinion of management none of these matters are expected to have a material effect on the results of operations or financial conditions of the Company.

b.	Environmental Matters
The Company’s mining and exploration activities are subject to various laws and regulations governing the protection of the environment. These laws and regulations are continually changing and are generally becoming more restrictive. The Company conducts its operations so as to protect the public health and environment and believes its operations are in compliance with applicable laws and regulations in all material respects. The Company has made, and expects to make in the future, expenditures to comply with such laws and regulations, but cannot predict the full amount of such future expenditures.
Estimated future reclamation costs are based on the extent of work required and the associated costs are dependent on the requirements of relevant authorities and the Company’s environmental policies. As of December 31, 2018, $70.6 million (December 31, 2017 - $65.4 million) was accrued for reclamation costs relating to mineral properties. See also Note 17.

c.	Income Taxes
The Company operates in numerous countries around the world and accordingly it is subject to, and pays annual income taxes under the various income tax regimes in the countries in which it operates. Some of these tax regimes are defined by contractual agreements with the local government, and others are defined by the general corporate income tax laws of the country. The Company has historically filed, and continues to file, all required income tax returns and to pay the taxes reasonably determined to be due. The tax rules and regulations in many countries are highly complex and subject to interpretation. From time to time, the Company is subject to a review of its historic income tax filings and in connection with such reviews, disputes can arise with the taxing authorities over the interpretation or application of certain rules to the Company’s business conducted within the country involved.

d.	Law changes in Argentina
Under the previous political regime in Argentina, the government intensified the use of severe price, foreign exchange, and import controls in response to unfavourable domestic economic trends.  These included informal restrictions on dividend, interest, and service payments abroad and limitations on the ability to convert ARS into USD, exposing the Company to additional risks of ARS devaluation and high domestic inflation. The new federal government elected in 2015 has eased many of the previously instituted controls and restrictions, but it is unknown whether these changes will be lasting, and in September 2018, it introduced a new export duty on silver and gold doré exported from Argentina. The duty is scheduled to expire on December 31, 2020.  However, for the period from September to December 2018, we paid approximately $1.6 million in export duties, representing an average rate for the export duty of approximately 8%.

e.	Political changes in Bolivia
On May 28, 2014, the Bolivian government enacted Mining Law No. 535 (the “New Mining Law”).  Among other things, the New Mining Law has established a new Bolivian mining authority to provide principal mining oversight (varying the role of COMIBOL) and sets out a number of new economic and operational requirements relating to state participation in mining projects. Further, the New Mining Law provides that all pre-existing contracts are to migrate to one of several new forms of agreement within a prescribed period of time. As a result, we anticipate that our current joint venture agreement with COMIBOL relating to the San Vicente mine will be subject to migration to a new form of agreement and may require renegotiation of some terms in order to conform to the New Mining Law requirements. We are assessing the potential impacts of the New Mining Law on our business and are awaiting further regulatory developments, but the primary effects on the San Vicente operation and our interest therein will not be known until such time as we have, if required to do so, renegotiated the existing contract, and the full impact may only be realized over time.  In the meantime, we understand that pre-existing agreements will be respected during the period of migration and we will take appropriate steps to protect and, if necessary, enforce our rights under our existing agreement with COMIBOL. There is, however, no guarantee that governmental actions, including possible expropriation or additional changes in the law, and the migration of our contract will not impact our involvement in the San Vicente operation in an adverse way and such actions could have a material adverse effect on us and our business.

f.	Other Legal Matters
The Company is subject to various claims and legal proceedings covering a wide range of matters that arise in the ordinary course of business activities, many of them relating to ex-employees. Each of these matters is subject to various uncertainties and it is possible that some of these matters may be resolved unfavorably to the Company. The Company establishes provisions for matters that are probable and can be reasonably estimated, included within current liabilities, and amounts are not considered material.
In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company and its legal counsel evaluate the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought. In the opinion of management there are no claims expected to have a material effect on the results of operations or financial condition of the Company.

g.	Title Risk
Although the Company has taken steps to verify title to properties in which it has an interest, these procedures do not guarantee the Company’s title. Property title may be subject to, among other things, unregistered prior agreements or transfers and may be affected by undetected defects.

h.	Royalty Agreements and Participation Agreements
The Company has various royalty agreements on certain mineral properties entitling the counterparties to the agreements to receive payments per terms as summarized below. Royalty liabilities incurred on acquisitions of properties are netted against the mineral property while royalties that become payable upon production are expensed at the time of sale of the production.
As part of the arrangement closed with Maverix on July 11, 2016 (Note 13), Maverix acquired from the Company a portfolio of royalties, precious metals streams and payment agreements, in exchange for a 54% interest in Maverix (40% fully diluted as at December 31, 2018).  The key portfolio assets included the economic equivalent of one hundred percent (100%) of the gold produced from Pan American’s operating La Colorada silver mine, less a fixed price of US$650 per ounce for the life of the mine, as well as an agreement to purchase five percent (5%) of future gold production at a fixed price of US$450 per ounce from the feasibility stage La Bolsa project.  The portfolio also included, among others, a net smelter returns royalty of one percent (1%) on the Pico Machay project that is currently owned by Pan American.
In the province of Chubut, Argentina which is the location of the Company’s Navidad property, there is a provincial royalty of 3% of the “Operating Income”. Operating income is defined as revenue minus production costs (not including mining costs), treatment and transportation charges. Refer below to the Navidad project section below for further details.
In September 2018, the government of Argentina introduced a new export duty of 12% to be applied on the export of goods from Argentina until December 31, 2020. In general, the duty is capped at ARS 4 per USD $1 of gold dore exported, and at ARS 3 per USD $1 of silver dore exported. For the period from September to December 2018, the Company paid approximately $1.6 million in export duties.
As part of the 2009 Aquiline transaction, the Company issued a replacement convertible debenture that allowed the holder to convert the debenture into either 363,854 Common Shares or a silver stream contract with Aquiline Resources Inc., a wholly owned subsidiary of the Company. The holder subsequently selected the silver stream contract related to certain production from the Navidad project. The final contract for the alternative is being discussed and pending the final resolution to this alternative, the Company continues to classify the fair value calculated at the acquisition of this alternative, as a deferred credit as disclosed in Note 19.
Manantial Espejo mine
Production from the Manantial Espejo property is subject to royalties to be paid to Barrick Gold Corp. according to the following: (i) $0.60 per metric tonne of ore mined from the property and fed to process at a mill or leaching facility to a maximum of 1 million tonnes; and (ii) one-half of one percent (0.5%) of net smelter returns derived from the production of minerals from the property. In addition, the Company has negotiated a royalty equal to 3.0% of operating cash flow payable to the Province of Santa Cruz.
San Vicente mine
Pursuant to an option agreement entered into with COMIBOL, a Bolivian state mining company, with respect to the development of the San Vicente property, the Company is obligated to pay COMIBOL a participation fee of 37.5% (the “Participation Fee”) of the operation’s cash flow. Once full commercial production of San Vicente began, the Participation Fee was reduced by 75% until the Company recovered its investment in the property. The Participation Fee has now reverted back to the original percentage. For the year ended December 31, 2018, the Company incurred approximately $4.8 million in COMIBOL royalties (2017 - incurred $8.5 million).
A royalty is also payable to EMUSA, a former partner of the Company on the project. The royalty is a 2% net smelter return royalty (as per the Agreement) payable only after the Company has recovered its capital investment in the project and only when the average price of silver in a given financial quarter is $9.00 per ounce or greater. For the year ended December 31, 2018 the royalties paid to EMUSA amounted to approximately $0.7 million (2017 - $0.9 million).
In December 2007, the Bolivian government introduced a new mining royalty that affects the San Vicente project. The royalty is applied to gross metal value of sales (before smelting and refining deductions) and the royalty percentage is a sliding scale depending on metal prices. At current metal prices, the royalty is 6% for silver metal value and 5% for zinc and copper metal value of sales. The royalty is income tax deductible. For the year ended December 31, 2018 the royalty amounted to $4.4 million (2017 - $5.0 million).
Dolores mine
Production from the Dolores mine is subject to underlying net smelter return royalties comprised of 2% on silver production and 3.25% on gold production. These royalties are payable to Royal Gold Inc. and were effective in full as of May 1, 2009, on the commencement of commercial production at the Dolores mine. The royalties to Royal Gold amounted to approximately $6.8 million for the year ended December 31, 2018 (2017 – $5.5 million).
Navidad project
As a result of uncertainty over the zoning, regulatory and tax laws which will ultimately apply, the Company has temporarily suspended project development activities at Navidad. The Company remains committed to the development of Navidad and to contributing to the positive economic and social development of the province of Chubut upon the adoption of a favorable legislative framework.